Exhibit 99.1

Saga Communications, Inc.

Reports 3rd Quarter 2024 Results

Contact:

Samuel D. Bush

(313) 886-7070

Grosse Pointe Farms, MI – November 7, 2024 – Saga Communications, Inc. (Nasdaq - SGA) (the “Company” or “Saga”) today reported that net revenue decreased 3.5% to $28.1 million for the quarter ended September 30, 2024 compared to $29.1 million for the same period last year.   Station operating expense increased 3.1% for the quarter to $23.5 million compared to the same period last year.  For the quarter, operating income was $1.6 million compared to $3.5 million for the same quarter last year and station operating income (a non-GAAP financial measure) decreased 21.2% to $6.0 million.  Capital expenditures were $625 thousand for the quarter compared to $760 thousand for the same period last year.  We had net income of $1.3 million for the quarter compared to net income of $2.7 million for the third quarter last year.  Diluted earnings per share were $0.20 in the third quarter of 2024.

On a same station basis for the three months ended September 30, 2024 net revenue decreased 5.8% to $27.5 million and station operating expense decreased 0.3% to $22.7 million while operating income decreased 49.7% to $1.8 million.

Net revenue decreased 2.5% to $81.5 million for the nine-month period ended September 30, 2024 compared to $83.6 million for the same period last year.   Station operating expense increased 4.7% for the nine-month period to $70.0 million compared to the same period last year.  For the nine-month period, operating income was $1.4 million compared to $8.7 million and station operating income (a non-GAAP financial measure) decreased 25.2% to $15.2 million.  Capital expenditures for the nine-months were $3.2 million compared to $3.4 million for the same period last year.  Net income was $2.2 million for the nine-month period compared to $7.0 million for the same period last year.  Diluted earnings per share were $0.35 in the nine-months of 2024.

On a same station basis for the nine months ended September 30, 2024 net revenue decreased 3.6% to $80.6 million from last year and station operating expense increased 3.2% to $69.0 million while operating income decreased 83.4% to $1.4 million.

The Company paid a quarterly dividend of $0.25 per share on October 18, 2024.  The aggregate amount of the quarterly dividend was approximately $1.6 million.  To date Saga has paid over $133 million in dividends to shareholders since the first special dividend was paid in 2012.  The Company intends to pay regular quarterly cash dividends in the future.  Consistent with its strategic objective of maintaining a strong balance sheet and with returning value to our shareholders, the Board of Directors will also continue to consider declaring special cash dividends, variable dividends and stock buybacks in the future.

The Company’s balance sheet reflects $28.7 million in cash and short-term investments as of September 30, 2024 and $28.0 million as of November 4, 2024.  The Company currently has $5.0 million drawn against its $50.0 million revolving credit facility.  The Company expects to spend approximately $4.0 – $4.5 million for capital expenditures during 2024.

Saga’s 2024 Third Quarter conference call will be held on Thursday, November 7, 2024 at 11:00 a.m. Eastern time. The dial-in number for the call is (973) 528-0008.  Enter conference code 674708.  A recording and transcript of the call will be posted to the Company’s website as soon as it is available after the call.

The Company requests that all parties that have a question that they would like to submit to the Company please email the inquiry by 10:00 a.m. Eastern time on November 7, 2024 to SagaIR@sagacom.com. The Company will discuss, during the limited period of the conference call, those inquiries it deems of general relevance and interest. Only inquiries made in compliance with the foregoing directions will be discussed during the call.

Saga utilizes certain financial measures that are not calculated in accordance with generally accepted accounting principles (GAAP) to assess its financial performance.  The attached Selected Supplemental Financial Data tables disclose “actual”, “same station”, and “proforma” financial information as well as the Company’s reconciliation of non-GAAP measures: GAAP operating income to station operating income, GAAP net income to trailing twelve-month consolidated EBITDA and actual operating results to same station operating results as well as other financial data.   The actual financial information reflects our historical financial results and include the results of operations for stations that we did not own for the entire comparable period. The same station financial information reflects only the results of operations for stations that we owned for the entire comparable period.  The proforma financial information assume all acquisitions in 2024 occurred as of January 1, 2023.  Such non-GAAP measures include same station financial information, pro forma financial information, station operating income, trailing 12-month consolidated EBITDA, and leverage ratio. These non-GAAP measures are generally recognized by the broadcasting industry as measures of performance and are used by Saga to assess its financial performance including, but not limited to, evaluating individual station and market-level performance, evaluating overall operations, as a primary measure for incentive-based compensation of executives and other members of management and as a measure of financial position.  Saga’s management believes these non-GAAP measures are used by analysts who report on the industry and by investors to provide meaningful comparisons between broadcasting groups, as well as an indicator of their market value.  These measures are not measures of liquidity or of performance in accordance with GAAP and should be viewed as a supplement to and not as a substitute for the results of operations presented on a GAAP basis including net operating revenue, operating income, and net income. Reconciliations for all the non-GAAP financial measures to the most directly comparable GAAP measure are attached in the Selected Supplemental Financial Data tables.

This press release contains certain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 that are based upon current expectations and involve certain risks and uncertainties.  Words such as “will,” “may,” “believes,” “intends,” “expects,” “anticipates,” “guidance,” and similar expressions are intended to identify forward-looking statements.  The material risks facing our business are described in the reports Saga periodically files with the U.S. Securities and Exchange Commission, including, in particular, Item 1A of our Annual Report on Form 10-K.  Readers should note that forward-looking statements may be impacted by several factors, including global, national, and local economic changes and changes in the radio broadcast industry in general as well as Saga’s actual performance.  Actual results may vary materially from those described herein and Saga undertakes no obligation to update any information contained herein that constitutes a forward-looking statement.

Saga is a media company whose business is devoted to acquiring, developing and operating broadcast properties with a growing focus on opportunities complimentary to our core radio business including digital, e-commerce and non-traditional revenue initiatives.  Saga owns or operates broadcast properties in 28 markets, including 82 FM, 32 AM radio stations and 79 metro signals. For additional information, contact us at (313) 886-7070 or visit our website at www.sagacom.com.

Saga Communications, Inc.

Selected Consolidated Financial Data

For the Three and Nine Months Ended

September 30, 2024 and 2023

(amounts in 000’s except per share data)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2024	2023	2024	2023
Operating Results
Net operating revenue	$28,118	$29,149	$81,524	$83,628
Station operating expense	23,458	22,760	69,983	66,870
Corporate general and administrative	2,966	2,852	9,144	7,940
Other operating expense, net	49	45	1,026	125
Operating income	1,645	3,492	1,371	8,693
Interest expense	121	44	235	130
Interest income	(255)	(391)	(809)	(1,027)
Other income, net	(78)	—	(1,211)	(119)
Income before income tax expense	1,857	3,839	3,156	9,709
Income tax provision
Current	415	835	715	2,020
Deferred	175	275	250	690
	590	1,110	965	2,710
Net income	$1,267	$2,729	$2,191	$6,999

Earnings per share:
Basic	$0.20	$0.45	$0.35	$1.15
Diluted	$0.20	$0.45	$0.35	$1.15

Weighted average common shares	6,075	6,032	6,070	6,031
Weighted average common and common equivalent shares	6,075	6,032	6,070	6,031

	September 30,
	2024	2023
Balance Sheet Data
Working capital	$30,048	$43,087
Net fixed assets	$52,721	$52,855
Net intangible assets and other assets	$122,086	$120,268
Total assets	$223,210	$234,367
Long-term debt	$5,000	$—
Stockholders' equity	$165,992	$181,935

Saga Communications, Inc.

Selected Consolidated Financial Data

For the Nine Months Ended

September 30, 2024 and 2023

(amounts in 000’s except per share data)

(Unaudited)

	Nine Months Ended
	September 30,
	2024	2023

	(Unaudited)
	(In thousands)
Statement of Cash Flows
Cash flows from operating activities:
Net income	$2,191	$6,999
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	3,847	3,737
Deferred income tax expense	250	690
Amortization of deferred costs	27	27
Compensation expense related to restricted stock awards	1,447	743
Loss on sale of assets, net	1,026	125
(Gain) on insurance claims	(78)	—
Other (gain), net	(1,133)	(119)
Barter (revenue) expense, net	(20)	44
Deferred and other compensation	(165)	(239)
Changes in assets and liabilities, net of business acquisition:
Increase (decrease) in receivables and prepaid expenses	1,848	(51)
Increase in accounts payable, accrued expenses, and other liabilities	901	1,965
Total adjustments	7,950	6,922
Net cash provided by operating activities	10,141	13,921
Cash flows from investing activities:
Purchase of short-term investments	(12,993)	(14,441)
Redemption of short-term investments	15,104	14,437
Acquisition of property and equipment (Capital Expenditures)	(3,199)	(3,397)
Acquisition of broadcast properties	(5,711)	—
Proceeds from sale and disposal of assets	176	621
Proceeds from redemption of investments and other	1,221	—
Other investing activities	(2)	117
Net cash used in investing activities	(5,404)	(2,663)
Cash flows from financing activities:
Proceeds from long-term debt	5,000	—
Cash dividends paid	(19,391)	(16,816)
Purchase of treasury shares	(11)	—
Net cash used in financing activities	(14,402)	(16,816)
Net decrease in cash and cash equivalents	(9,665)	(5,558)
Cash and cash equivalents, beginning of period	29,582	36,802
Cash and cash equivalents, end of period	$19,917	$31,244

Saga Communications, Inc.

Selected Supplemental Financial Data

For the Three Months Ended

September 30, 2024 and 2023

(amounts in 000’s, except per share data)

(Unaudited)

	Actual		Same Station (1)		Pro Forma (2)
	Three Months Ended		Three Months Ended		Three Months Ended
	September 30,		September 30,		September 30,
	2024	2023	2024	2023	2024	2023
Operating Results
Net operating revenue	$28,118	$29,149	$27,452	$29,149	$28,118	$29,986
Station operating expense	23,458	22,760	22,683	22,760	23,458	23,474
Corporate general and administrative	2,966	2,852	2,966	2,852	2,966	2,852
Other operating expense, net	49	45	46	45	49	45
Operating income	1,645	3,492	$1,757	$3,492	1,645	3,615
Interest expense	121	44			121	122
Interest income	(255)	(391)			(255)	(391)
Other income, net	(78)	—			(78)	—
Income before income tax expense	1,857	3,839			1,857	3,884
Income tax provision
Current	415	835			415	840
Deferred	175	275			175	281
	590	1,110			590	1,121
Net income	$1,267	$2,729			$1,267	$2,763

Earnings per share:
Basic	$0.20	$0.45			$0.20	$0.45
Diluted	$0.20	$0.45			$0.20	$0.45

Weighted average common shares	6,075	6,032			6,075	6,032
Weighted average common and common equivalent shares	6,075	6,032			6,075	6,032

	Actual		Same Station (1)		Pro Forma (2)
	Three Months Ended		Three Months Ended		Three Months Ended
	September 30,		September 30,		September 30,
	2024	2023	2024	2023	2024	2023
Depreciation and amortization by segment
Radio Stations	$1,325	$1,204	$1,184	$1,205	$1,325	$1,341
Corporate	66	58	66	59	66	58
	$1,391	$1,262	$1,250	$1,264	$1,391	$1,399

(1)	Same station includes only the results of stations we owned and operated for the entire comparable period.
(2)	Pro Forma results assume all acquisitions in 2024 occurred as of January 1, 2023.

Saga Communications, Inc.

Selected Supplemental Financial Data

For the Nine Months Ended

September 30, 2024 and 2023

(amounts in 000’s, except per share data)

(Unaudited)

	Actual		Same Station (1)		Pro Forma (2)
	Nine Months Ended		Nine Months Ended		Nine Months Ended
	September 30,		September 30,		September 30,
	2024	2023	2024	2023	2024	2023
Operating Results
Net operating revenue	$81,524	$83,628	$80,598	$83,628	$82,692	$85,973
Station operating expense	69,983	66,870	68,985	66,870	71,127	68,956
Corporate general and administrative	9,144	7,940	9,144	7,940	9,144	7,940
Other operating expense, net	1,026	125	1,024	125	1,026	125
Operating income	1,371	8,693	$1,445	$8,693	1,395	8,952
Interest expense	235	130			366	366
Interest income	(809)	(1,027)			(809)	(1,027)
Other income, net	(1,211)	(119)			(1,211)	(119)
Income before income tax expense	3,156	9,709			3,049	9,732
Income tax provision
Current	715	2,020			690	2,025
Deferred	250	690			246	691
	965	2,710			936	2,716
Net income	$2,191	$6,999			$2,113	$7,016

Earnings per share:
Basic	$0.35	$1.15			$0.34	$1.15
Diluted	$0.35	$1.15			$0.34	$1.15

Weighted average common shares	6,070	6,031			6,070	6,031
Weighted average common and common equivalent shares	6,070	6,031			6,070	6,031

	Actual		Same Station (1)		Pro Forma (2)
	Nine Months Ended		Nine Months Ended		Nine Months Ended
	September 30,		September 30,		September 30,
	2024	2023	2024	2023	2024	2023
Depreciation and amortization by segment
Radio Stations	$3,690	$3,599	$3,504	$3,599	$3,919	$4,011
Corporate	157	138	157	138	157	138
	$3,847	$3,737	$3,661	$3,737	$4,076	$4,149

(1)	Same station includes only the results of stations we owned and operated for the entire comparable period.
(2)	Pro Forma results assume all acquisitions in 2024 occurred as of January 1, 2023.

Saga Communications, Inc.

Selected Supplemental Financial Data

For the Three and Nine Months Ended

September 30, 2024 and 2023

(amounts in 000’s)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2024	2023	2024		2023
Reconciliation of GAAP operating income to station operating income (a non-GAAP financial measure)
Operating income	$1,645	$3,492	$1,371		$8,693
Plus:
Corporate general and administrative	2,966	2,852	9,144		7,940
Other operating expense, net	49	45	1,026		125
Station depreciation and amortization	1,325	1,204	3,690		3,599
Station operating income	$5,985	$7,593	$15,231		$20,357

Other financial data
Depreciation and amortization:
Radio Stations	$1,325	$1,204	$3,690		$3,599
Corporate	$66	$58	$157		$138
Compensation expense related to restricted stock awards	$474	$250	$1,447	(1)	$743	(1)
Other operating expense, net (2)	$49	$45	$1,026		$125
Other income, net (2)	$(78)	$-	$(1,211)		$(119)
Deferred income tax expense (2)	$175	$275	$250		$690
Acquisition of property and equipment (Capital Expenditures)	$625	$760	$3,199	(1)	$3,397	(1)

(1)	As presented in the Statement of Cash Flows in the Selected Consolidated Financial Data tables
(2)	As presented in the Operating Results in the Selected Consolidated Financial Data tables

Saga Communications, Inc.

Selected Supplemental Financial Data

September 30, 2024

(amounts in 000's)

(Unaudited)

		Less:	Plus:		Trailing
	12 Months Ended	9 Months Ended	9 Months Ended	Add:	12 Months Ended
	December 31,	September 30,	September 30,	Pro Forma	September 30,
	2023	2023	2024	Acquisitions (2)	2024
Reconciliation of GAAP Net Income to trailing 12 Month Consolidated Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") (a non-GAAP financial measure) (1)
Net income	$9,500	$6,999	$2,191	$63	$4,755
Exclusions:
Gain (loss) on sale of assets, net	(120)	(125)	(1,026)	—	(1,021)
Other income, net	1,510	1,102	2,040	—	2,448
Total exclusions	1,390	977	1,014	—	1,427
Consolidated adjusted net income (1)	8,110	6,022	1,177	63	3,328
Plus:
Interest expense	173	130	235	210	488
Income tax provision	3,375	2,710	965	(6)	1,624
Depreciation & amortization expense	5,055	3,737	3,847	289	5,454
Non-cash compensation	1,116	743	1,447	—	1,820
Trailing twelve month consolidated EBITDA (1)	$17,829	$13,342	$7,671	$556	$12,714

Total long-term debt, including current maturities					$5,000
Divided by trailing twelve month consolidated EBITDA (1)					12,714
Leverage ratio					0.39

(1)	As defined in the Company's credit facility.
(2)	Trailing Twelve Month Adjustment.

Saga Communications, Inc.

Selected Supplemental Financial Data

For the Three and Nine Months Ended

September 30, 2024 and 2023

(amounts in 000’s)

(Unaudited)

Reconciliation of Actual Information to Same Station Operating Income

		Adjustments			Adjustments
	Actual	For Acquisitions	Same Station	Actual	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	September 30,	Entire Comparable	September 30,	September 30,	Entire Comparable	September 30,
	2024	Period	2024	2023	Period	2023
Net operating revenue	$28,118	$(666)	$27,452	$29,149	$-	$29,149
Station operating expense	23,458	(775)	22,683	22,760	-	22,760
Corporate general and administrative	2,966	-	2,966	2,852	-	2,852
Other operating expense, net	49	(3)	46	45	-	45
Operating income	$1,645	$112	$1,757	$3,492	$-	$3,492

		Adjustments			Adjustments
	Actual	For Acquisitions	Same Station	Actual	For Acquisitions	Same Station
	Nine Months	and Dispositions	Nine Months	Nine Months	and Dispositions	Nine Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	September 30,	Entire Comparable	September 30,	September 30,	Entire Comparable	September 30,
	2024	Period	2024	2023	Period	2023
Net operating revenue	$81,524	$(926)	$80,598	$83,628	$-	$83,628
Station operating expense	69,983	(998)	68,985	66,870	-	66,870
Corporate general and administrative	9,144	-	9,144	7,940	-	7,940
Other operating expense, net	1,026	(2)	1,024	125	-	125
Operating income	$1,371	$74	$1,445	$8,693	$-	$8,693